                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)



KEMPER STRATEGIC MUNICIPAL
INCOME TRUST

         "We concentrated on keeping the fund fully invested in solid municipal bond issues throughout the period. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
LARGEST SECTORS
PORTFOLIO STATISTICS
8
PORTFOLIO OF
INVESTMENTS
13
FINANCIAL STATEMENTS
15
NOTES TO
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
18
SHAREHOLDERS' MEETING




AT A GLANCE
-------------------------------------------------------------------------------
TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998

-------------------------------------------------------------------------------

                               BASED ON    BASED ON
                               NET ASSET    MARKET
                                 VALUE      PRICE
-------------------------------------------------------------------------------
KEMPER STRATEGIC MUNICIPAL
INCOME TRUST                    3.30%      -4.70%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
-------------------------------------------------------------------------------

                                AS OF       AS OF
                               5/31/98    11/30/97
-------------------------------------------------------------------------------
NET ASSET VALUE                 $12.30     $12.29
-------------------------------------------------------------------------------
MARKET PRICE                    $12.13     $13.06
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MAY 31, 1998.

                              KEMPER STRATEGIC
                                 MUNICIPAL
                                INCOME TRUST
-------------------------------------------------------------------------------
SIX-MONTHS INCOME:                 $0.3915
-------------------------------------------------------------------------------
MAY DIVIDEND:                      $0.0625
-------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)           6.10%
-------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)              6.19%
-------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION
RATE
(BASED ON NET ASSET VALUE AND A
37.1% FEDERAL INCOME TAX RATE)       9.70%
-------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION
RATE
(BASED ON MARKET PRICE AND A
37.1% FEDERAL INCOME TAX RATE)       9.84%
-------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

Income may be subject to state and local taxes and a portion of the income may be subject to the alternative minimum tax for certain investors.


TERMS TO KNOW

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period assuming, the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period. Total return may be based upon net asset value or market price.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

PERFORMANCE UPDATE

[MIER PHOTO]

CHRISTOPHER MIER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1986 AND IS A ANAGING DIRECTOR. MIER IS A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER TRATEGIC MUNICIPAL INCOME TRUST. MIER RECEIVED A BACHELOR'S DEGREE IN ECONOMICS ROM THE UNIVERSITY OF MICHIGAN AND EARNED HIS M.M. IN FINANCE FROM THE KELLOGG RADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED INANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY
TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER STRATEGIC MUNICIPAL INCOME TRUST NAVIGATED THROUGH RECORD LOW INFLATION,
HIGH NEW ISSUE VOLUME   AND THE ASIAN MARKETS AND CURRENCIES CRISIS. PORTFOLIO
MANAGER CHRIS MIER EXPLAINS HOW THESE FACTORS AFFECTED THE FUND AND THE MUNICIPAL MARKET AND WHAT HE EXPECTS FOR THE REMAINDER OF THE FUND'S FISCAL YEAR.

Q      KEMPER STRATEGIC MUNICIPAL INCOME TRUST HAD A TOTAL RETURN BASED ON A
NET ASSET VALUE OF 3.30 PERCENT DURING THE SIX-MONTH PERIOD ENDED MAY 31, 1998, LAGGING ITS LIPPER ANALYTICAL SERVICE'S HIGH YIELD MUNICIPAL DEBT CATEGORY AVERAGE OF 4.02 PERCENT. TO WHAT DO YOU ATTRIBUTE ITS UNDERPERFORMANCE?

A      We concentrated on keeping the fund fully invested in solid municipal bond issues throughout the period. With a closed-end fund, we don't adjust the duration of the portfolio as often as we do in our open-end municipal bond fund.

       However, we suffered significant market depreciation in one of the high yield holdings, Arizona Health Facilities for New Foundation, which came under some credit pressure. The bonds are still current in their payment of debt service.

       I want to add the reminder that this fund was created to deliver a high level of tax-exempt income and not primarily for total return. We give the Lipper figures for information purposes, but Lipper measures total return performance.

       To achieve its tax-exempt income, the fund invests 50 percent of its assets in investment-grade municipal securities and up to 50 percent in high-yield municipal securities that are below investment grade. We were relatively pleased with the high yield portion of the portfolio, despite the problem with Arizona Health.

Q      THE DIVIDEND WAS LOWERED IN MARCH. WHY?

A      Because of continued lower interest rates, the fund was no longer earning its dividend. Although unpopular, the fiscally responsible thing to do was cut the dividend, which we did in March by $0.0055 to $0.0625 from $0.068. The last dividend decrease for this fund occurred in 1993. Since its inception, Kemper Strategic Municipal Income Trust has never missed a dividend payment.

Q      WHAT OVERALL MARKET FACTORS AFFECTED THE MUNICIPAL BOND MARKET DURING
THESE SIX MONTHS?

A      Strong economic growth, lower-than-expected inflation, declining interest rates and, of course, the Southeast Asian currency and market crisis were the main four factors that affected the municipal bond market from December 1, 1997 through May 31, 1998.

Q      YOU MENTION THE SOUTHEAST ASIAN CURRENCY AND MARKET CRISIS AS A FACTOR
AFFECTING THE BOND MARKET. COULD YOU EXPLAIN THE EFFECT THE CRISIS HAD ON THE MARKET?

A      When the Hong Kong stock market followed other Asian markets and crashed last fall, investors worldwide sought safe investment vehicles. U.S. dollar and dollar-denominated investments, particularly those of high quality and liquidity, such as U.S. Treasuries, experienced a massive cash inflow. This is generally referred to as

PERFORMANCE UPDATE

"flight to quality." The municipal bond market, which often moves in tandem with the Treasury market, benefited from the resulting declining interest rate environment.

Q     THE AMOUNT OF NEW MUNICIPAL ISSUES CONTINUES AT A HEAVY RATE. WHAT EFFECT
DID THIS HAVE ON THE MARKET AND THE FUND'S PERFORMANCE?

A     The volume of new issues forced municipal rates to stay attractive relative to their taxable counterparts. Municipal rates were about 92.5 percent of 30-year Treasury bonds at the end of the fund's six-month period.

Q     DO YOU ANTICIPATE THIS HIGH VOLUME TO CONTINUE?

A     The elevated supply was due to two factors -- declining interest rates, which led to an increase in advanced refunding issues, and continued growth in new project financing. The economy has been strong with inflation not much of a threat, so municipalities can afford to undertake large capital improvements and other projects that municipal bonds are issued to finance. New issue volume has been increasing year over year, and while it will have to subside at some point, I don't see any signs of slowing yet.

Q     HOW HAS THE DIRECTION OF INTEREST RATES AFFECTED THE MARKET?

A     Throughout half of this period, the Federal Reserve Board (the Fed) had indicated a bias toward tightening rates because of strong domestic growth. When the economy expands too quickly, inflation becomes a threat. The Fed was poised to slow that growth by raising interest rates. However, minutes released in February indicated the Fed went to a neutral bias at its December meetings because it was becoming apparent the Asian crisis would have a deflationary effect and offset our very strong economy to some degree. When the Fed met again in March, it again made no move to change rates.

Q     EL NINO AND OTHER UNUSUAL WEATHER HAVE PLAGUED MUCH OF THE U.S. WILL THE
COSTS ASSOCIATED WITH REBUILDING AFFECT A MUNICIPALITY'S ABILITY TO REPAY THEIR OBLIGATIONS?

A     When a natural disaster occurs, cities, counties and states receive a great deal of federal money and insurance money to repair whatever has been destroyed, so a disaster isn't generally as much of a financial drain as would be expected.

Q     IS THIS STILL A GOOD TIME TO BE IN MUNICIPALS?

A     I think municipals are quite attractive right now. They're at high yield percentages to Treasuries and offer attractive real rates of interest because of our current low rate of inflation. If supply begins to taper off and the economy begins to slow, that should be more good news for the fund.


YEAR 2000

YEAR 2000 ISSUE
Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations. The Manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the municipalities whose securities are held by the fund or on global markets or economies generally.

LARGEST SECTORS

THE FUND'S LARGEST SECTORS*

REPRESENTING 60 PERCENT OF THE FUND'S TOTAL NET ASSETS ON MAY 31, 1998


                         HOLDINGS               PERCENT
------------------------------------------------------
------------------------------------------------------
1.          U.S. GOVERNMENT SECURED                21%
------------------------------------------------------
2.          SENIOR CARE BONDS                      13%
------------------------------------------------------
3.          HOSPITAL BONDS                         10%
------------------------------------------------------
4.          NON-SENIOR CARE BONDS                   9%
------------------------------------------------------
5.          INDUSTRIAL REVENUE BONDS                7%
------------------------------------------------------

PORTFOLIO STATISTICS

SECURITIES RATINGS


                                                  ON 5/31/98      ON 11/30/97
    AAA                                                 7%              5%
 ................................................................................
    AA                                                  5               6
 ................................................................................
    A                                                   2               1
 ................................................................................
    BBB                                                24              24
 ................................................................................
    BB                                                  2               3
 ................................................................................
    B                                                   3               4
 ................................................................................
    Not rated+                                         57              57
------------------------------------------------------------------------------
                                                      100%            100%

[PIE CHART]

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

+ These securities are not rated by S&P or Moody's, however they are rated by Scudder Kemper Investments, Inc. as follows: AAA 17%, A 2%, BBB 4%,
 BB 29% and B 5% for May 31, 1998, and AAA 19%, A 2%, BBB 7%,
 BB 23% and B 6% for November 30, 1997.

AVERAGE MATURITY


                                               ON 5/31/98      ON 11/30/97
---------------------------------------------------------------------------
Average Maturity                               15.8 years      16.1 years
---------------------------------------------------------------------------

* Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST

Portfolio of Investments at May 31, 1998 (unaudited)

(DOLLARS IN THOUSANDS)


      ISSUER                                                                                PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------

ADVANCED REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL
AND INTEREST BY UNITED STATES GOVERNMENT SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         Greater Orlando, FL, Aviation Auth., Airport
                                           Facilities Rev., 8.00%, to be called 10-1-98 @
                                           102                                                $    70   $     72
                                         New York City, NY, Gen. Oblg., 7.50%, to be called
                                           8-15-99 @ 101.50                                     1,195      1,264
                                         Cuyahoga County, OH, Health Care Facilities, Judson
                                           Retirement Community Center, Rev., 8.875%,
                                           to be called 11-15-99 @ 103                          2,500      2,745
                                         Marion County, OH, Health Care Facilities, United
                                           Church Homes, Inc., Rev., 8.875%, to be called
                                           12-1-99 @ 103                                        2,780      3,058
                                         Health Facilities Auth., IL, Bethany Home and
                                           Hospital of the Methodist Church, Rev., 8.625%,
                                           to be called 2-15-00 @ 102                           2,275      2,491
                                         Lombard, IL, Tax Increment Rev., 8.80%, to be
                                           called 6-1-00 @ 102                                  1,475      1,639
                                         Volusia County, FL, Health Facilities Auth.,
                                           Memorial Health Systems Proj., Rev., 8.25%, to be
                                           called 6-1-00 @ 102                                  2,390      2,626
                                         West Plains, MO, Industrial Dev. Auth., Ozarks
                                           Medical Center Proj. Rev., 8.625%, to be called
                                           9-15-00 @ 102                                        1,970      2,204
                                         Woodward Municipal Auth., OK, Hospital Rev.,
                                           9.25%, to be called 11-1-00 @ 102                    1,750      1,988
                                         Itasca, IL, Central Manufacturing District, Special
                                           Service Area, Rev., 8.375%, to be called 12-1-00
                                           @ 102                                                2,365      2,650
                                         Greene County, PA, Gen. Oblg., 8.75%, to be called
                                           12-1-00 @ 100                                        1,700      1,892
                                         Coconino County, AZ, Industrial Dev. Auth.,
                                           The Guidance Center, Inc. Proj., Rev., 9.25%,
                                           to be called 6-1-01 @ 102                            1,770      2,029
                                         Medical Care Facilities Finance Agcy., NY, Rev.,
                                           7.30%, to be called 8-15-01 @ 102                       40         45
                                         City and County of Denver, CO, Airport System Rev.,
                                           8.75%, to be called 11-15-01 @ 102                     265        309
                                           8.00%, to be called 11-15-01 @ 100                     240        270
                                         Chicago, IL, Tax Increment Allocation, Central
                                           Station Proj., Rev., 8.90%, to be called 1-1-02 @
                                           102                                                  2,020      2,430
                                         City and County of Denver, CO, Airport System Rev.,
                                           7.50%, to be called 11-15-04 @ 102                     170        204
                                         Arapahoe County, CO, Capital Improvement Trust
                                           Fund, Rev., zero coupon, to be called 8-31-05 @
                                           71.45                                                5,000      2,595
                                         ---------------------------------------------------------------------------
                                         TOTAL ADVANCED REFUNDED OBLIGATIONS--23.2%                       30,511
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
   ISSUER                                                                                PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------

OTHER MUNICIPAL OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--6.0%                       Allegheny County, Pittsburgh International Airport,
                                           Rev., 5.25%, 2016                                  $ 1,200   $  1,205
                                         Columbia County, Industrial Dev. Auth., First
                                           Mortgage, First Street Association Proj., Rev.,
                                           9.00%, 2014                                          1,790      2,011
                                         Higher Educational Facilities Auth., Philadelphia
                                           College of Textiles & Science, Rev., 6.70%, 2014     2,000      2,194
                                         Lehigh County General Purpose Auth., Wiley House,
                                           Rev., 8.65%, 2004                                    2,345      2,456
                                         ---------------------------------------------------------------------------
                                                                                                           7,866
--------------------------------------------------------------------------------------------------------------------
ILLINOIS--5.9%                           Chicago, O'Hare International Airport,
                                           International Terminal, Special Rev., 8.20%, 2024    1,200      1,435
                                         Harvard, Multifamily Housing, Northfield Court
                                           Proj., Rev., 9.50%, 2006                             1,955      2,108
                                         St. Charles, Multifamily Housing, Wessel Court
                                           Proj., Rev., 7.60%, 2024                             1,925      2,000
                                         Village of University Park, Tax Increment,
                                           Governors Gateway Industrial Park, Rev., 8.50%,
                                           2011                                                 1,930      2,217
                                         ---------------------------------------------------------------------------
                                                                                                           7,760
--------------------------------------------------------------------------------------------------------------------
NEW YORK--5.7%                           Dormitory Auth., Brookdale Hospital Medical Center,
                                           Rev., 5.20%, 2016                                    2,095      2,089
                                         Medical Care Facilities Finance Agcy., Rev., 7.30%,
                                           2021                                                    20         22
                                         Metropolitan Transit Auth., Commuter Facilities,
                                           Rev., 5.50%, 2021                                      200        203
                                         New York City, Gen. Oblg., 7.00% and 7.50%, 2010       1,270      1,327
                                         New York City Industrial Dev. Agcy., Brooklyn Navy
                                           Yard Congeneration Partners, L.P. Proj., Rev.,
                                           5.75%, 2036                                          1,000      1,013
                                         Port Auth. of New York and New Jersey, LaGuardia
                                           Airport Passenger Terminal, Rev., 9.125%, 2015       2,500      2,805
                                         ---------------------------------------------------------------------------
                                                                                                           7,459
--------------------------------------------------------------------------------------------------------------------
INDIANA--5.4%                            Fishers, Economic Dev. Auth., Indianapolis Water
                                           Co. Proj., Rev., 7.875%, 2019                          685        701
                                         Health Facilities Finance Auth., Fayette Memorial
                                           Hospital Proj., Rev., 7.20%, 2022                    2,800      3,044
                                         Housing Finance Auth., Residential Mortgage, Rev.,
                                           8.375%, 2020                                         1,295      1,338
                                         Indianapolis Airport Auth., United Air Lines, Inc.
                                           Proj., Rev., 6.50%, 2031                             1,900      2,068
                                         ---------------------------------------------------------------------------
                                                                                                           7,151
--------------------------------------------------------------------------------------------------------------------
FLORIDA--5.0%                            Greater Orlando Aviation Auth., Airport Facilities,
                                           Rev., 8.00%, 2018                                      625        645
                                         Manatee County, First Mortgage, Meditrust Proj.,
                                           Rev., 7.35%, 2015                                    1,685      1,908
                                         Martin County Industrial Dev. Auth., Indiantown
                                           Congeneration, L.P. Proj., Rev., 7.875%, 2025        1,500      1,763
                                         Nassau County, Amelia Island Care Center Proj.,
                                           Rev., 9.75%, 2023                                    1,970      2,294
                                         ---------------------------------------------------------------------------
                                                                                                           6,610

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
   ISSUER                                                                                PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------
NEW MEXICO--4.7%                         Albuquerque Nursing Home, West Mesa Center Proj.,
                                           Rev., 9.75%, 2014                                  $ 1,340   $  1,409
                                         Farmington, Pollution Control, San Juan Proj.,
                                           Rev., 6.30% and 6.95%, 2016 and 2020                 3,500      3,884
                                         Truth or Consequences Nursing Home, Sierra Health
                                           Care, Inc., Rev., 9.75%, 2014                          895        934
                                         ---------------------------------------------------------------------------
                                                                                                           6,227
--------------------------------------------------------------------------------------------------------------------
CALIFORNIA--4.3%                         Foothill/Eastern Transportation Corridor Agcy.,
                                           Toll Road Rev., zero coupon, 2026                   11,500      2,570
                                         Sacramento County, Bradshaw Road Proj., Rev.,
                                           7.20%, 2015                                          1,225      1,267
                                         San Diego, Detention Facility, Certificates of
                                           Participation, 8.00%, 2002                             375        404
                                         San Joaquin Hills Transportation Corridor Agcy.,
                                           Senior Lien Toll Road Rev., zero coupon, 2020        4,300      1,425
                                         ---------------------------------------------------------------------------
                                                                                                           5,666
--------------------------------------------------------------------------------------------------------------------
MICHIGAN--3.8%                           Gogebic County, Hospital Finance Auth., Grand View
                                           Hospital Proj., Rev., 8.75%, 2016                    2,250      2,461
                                         Madison Heights, Tax Increment Finance Auth., Rev.,
                                           8.50%, 2001                                            645        690
                                         Tawas City, Hospital Finance Auth., St. Joseph
                                           Health System, Rev., 5.60% and 5.75%, 2013 and
                                           2023                                                 1,840      1,846
                                         ---------------------------------------------------------------------------
                                                                                                           4,997
--------------------------------------------------------------------------------------------------------------------
ARIZONA--3.6%                            Health Facilities Auth., The New Foundation Proj.,
                                           Rev., 8.25%, 2019                                    2,375      2,317
                                         Pima County Industrial Dev. Auth., Larson Co.
                                           Proj., Rev., 9.50%, 2010                             2,100      2,459
                                         ---------------------------------------------------------------------------
                                                                                                           4,776
--------------------------------------------------------------------------------------------------------------------
IOWA--3.3%                               Finance Auth., Healthcare Facilities, On With Life,
                                           Inc. Proj., Rev., 7.25%, 2015                        2,000      2,166
                                         Lake City, Health Care Facility, Opportunity Living
                                           Proj., Rev., 10.00%, 2015                            2,000      2,112
                                         ---------------------------------------------------------------------------
                                                                                                           4,278
--------------------------------------------------------------------------------------------------------------------
CONNECTICUT--3.2%                        Dev. Auth., Pierce Memorial Baptist Home, Inc.
                                           Proj., Rev., 9.25%, 2018                             2,000      2,198
                                         Greenwich Housing Auth., Multifamily Housing Rev.,
                                           6.35%, 2027                                          2,000      2,041
                                         ---------------------------------------------------------------------------
                                                                                                           4,239
--------------------------------------------------------------------------------------------------------------------
TEXAS--3.2%                              Brazos River Auth., Collateralized Pollution
                                           Control, Utilities Electric Co. Proj., Rev.,
                                           8.25%, 2019                                          2,000      2,084
                                         Houston, Airport System Special Facilities,
                                           Continental Airlines, Inc., Improvement Projs.,
                                           Rev., 6.125%, 2027                                   2,000      2,094
                                         ---------------------------------------------------------------------------
                                                                                                           4,178

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
   ISSUER                                                                                PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------
MINNESOTA--2.9%                          Housing Finance Agcy., Single Family Mortgage Rev.,
                                           7.95%, 2022                                        $ 1,800   $  1,896
                                         Sauk Rapids, Industrial Dev., Gold N Plump Poultry
                                           Proj., Rev., 9.50%, 2005                             1,870      1,983
                                         ---------------------------------------------------------------------------
                                                                                                           3,879
--------------------------------------------------------------------------------------------------------------------
MISSOURI--2.1%                           St. Louis, Tax Increment, Scullin Redev. Proj.,
                                           Rev., 10.00%, 2010                                   2,205      2,795
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NEVADA--2.0%                             Housing Division, Single Family Mortgage Program,
                                           Rev., 7.90% and 6.50%, 2021 and 2028                 2,465      2,600
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
COLORADO--1.9%                           City and County of Denver, Airport System Rev.,
                                           7.50% to 8.75%, 2023 through 2025                    2,225      2,522
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.7%                      Worcester, Briarwood Retirement Community, Salem
                                           Community Corp., Rev., 9.25%, 2022                   1,965      2,253
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--1.7%                      Higher Educational and Health Facilities Auth.,
                                           United Church of Christ-Havenwood, Rev., 7.45%,
                                           2025                                                 2,000      2,201
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--1.2%                     Aiken County, Hospital Facilities, Mattie C. Hall
                                           Health Care Center Proj., Rev., 8.625%, 2010         1,500      1,544
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.2%                           Woodward Municipal Auth., Hospital Rev.,
                                           8.50%, 2014                                          1,335      1,527
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MARYLAND--1.2%                           Health & Higher Educational Facilities Auth.,
                                           Doctors Community Hospital Proj., Rev., 5.50%,
                                           2024                                                 1,500      1,513
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
UTAH--1.1%                               Housing Finance Agcy., Single Family Mortgage Rev.,
                                           6.65%, 2026                                          1,345      1,436
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NEW JERSEY--1.1%                         Economic Dev. Auth., Rev., 5.875%, 2026                  200        206
                                         Educational Facilities Auth., Caldwell College,
                                           Rev., 7.25%, 2025                                    1,100      1,199
                                         ---------------------------------------------------------------------------
                                                                                                           1,405

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
   ISSUER                                                                                  PRINCIPAL AMOUNT    VALUE
---------------------------------------------------------------------------------------------------------------------
STATES LESS THAN                         NE, Investment Finance Auth., Single Family Housing
ONE PERCENT--1.9%                          Rev., 6.70%, 2026                                   $   500   $    532
                                         ND, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 8.375%, 2021                                      780        815
                                         WI, Health & Educational Facilities Auth., Rev.,
                                           6.35%, 2017                                             600        616
                                         WI, Housing & Economic Dev. Auth., Home Ownership,
                                           Rev., 6.20%, 2027                                       500        527
                                         ----------------------------------------------------------------------------
                                                                                                            2,490
                                         ----------------------------------------------------------------------------
                                         TOTAL OTHER MUNICIPAL OBLIGATIONS--74.1%                          97,372
                                         ----------------------------------------------------------------------------
                                         TOTAL MUNICIPAL OBLIGATIONS--97.3%
                                         (Cost: $115,117)                                                 127,883
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--4.10%
INSTRUMENTS--.4%
                                         Due--June 1998
                                         (Cost: $500)                                              500        500
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--97.7%
                                         (Cost: $115,617)                                                 128,383
                                         ----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--2.3%                      2,957
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $131,340
                                         ----------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $115,617,000 for federal income tax purposes at May 31, 1998, the gross and net unrealized appreciation on investments was $12,766,000.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 1998 (unaudited)

(IN THOUSANDS)

 ASSETS
Investments, at value
(Cost: $115,617)                                                $128,383
------------------------------------------------------------------------
Cash                                                                 266
------------------------------------------------------------------------
Interest receivable                                                2,776
------------------------------------------------------------------------
    TOTAL ASSETS                                                 131,425
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Payable for:
  Management fee                                                      66
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               7
------------------------------------------------------------------------
  Trustees' fees                                                      12
------------------------------------------------------------------------
    Total liabilities                                                 85
------------------------------------------------------------------------
NET ASSETS                                                      $131,340
------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $118,812
------------------------------------------------------------------------
Accumulated net realized loss on investments                        (441)
------------------------------------------------------------------------
Net unrealized appreciation on investments                        12,766
------------------------------------------------------------------------
Undistributed net investment income                                  203
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $131,340
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($131,340 / 10,677 shares outstanding)                            $12.30
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended May 31, 1998 (unaudited)

(IN THOUSANDS)

NET INVESTMENT INCOME
Interest income                                                 $ 4,680
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    395
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             23
-----------------------------------------------------------------------
  Professional fees                                                  26
-----------------------------------------------------------------------
  Reports to shareholders                                            26
-----------------------------------------------------------------------
  Trustees' fees and other                                           17
-----------------------------------------------------------------------
    Total expenses                                                  487
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             4,193
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on sales of investments                          85
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments               (8)
-----------------------------------------------------------------------
Net gain on investments                                              77
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 4,270
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                  MAY 31,       YEAR ENDED
                                                                   1998        NOVEMBER 30,
                                                                (UNAUDITED)        1997
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                          $  4,193          8,512
-------------------------------------------------------------------------------------------
  Net realized gain                                                    85             59
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                (8)         1,650
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                4,270         10,221
-------------------------------------------------------------------------------------------
Distribution from net investment income                            (4,192)        (8,695)
-------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(28 shares and 90 shares, respectively)                               367          1,135
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                          445          2,661
-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of period                                               130,895        128,234
-------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of
$203 and $202, respectively)                                     $131,340        130,895
-------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Strategic Municipal
                             Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended May 31, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1998, amounting to approximately $138,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a management fee at an annual rate of .60% of average weekly net assets.
                             The Fund incurred a management fee of $395,000 for the six months ended May 31, 1998.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $12,000 for the six months ended May 31, 1998.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $10,000 to independent trustees.

--------------------------------------------------------------------------------
3 INVESTMENT                 For the six months ended May 31, 1998, investment
  TRANSACTIONS               transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                   $13,877

                             Proceeds from sales                          13,612

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                      ENDED             YEAR ENDED NOVEMBER 30,
                                                     MAY 31,     -------------------------------------
                                                       1998        1997      1996      1995      1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $12.29      12.14     12.19     11.54     12.36
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .39        .80       .82       .83       .83
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                 .01        .17      (.05)      .64      (.80)
----------------------------------------------------------------------------------------------------------
Total from investment operations                          .40        .97       .77      1.47       .03
----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                 .39        .82       .82       .82       .82
----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                      --         --        --        --       .03
----------------------------------------------------------------------------------------------------------
Total dividends                                           .39        .82       .82       .82       .85
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.30      12.29     12.14     12.19     11.54
----------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                            $12.13      13.06     12.38     12.13     11.63
----------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
Based on net asset value                                 3.30%      8.28      6.58     13.09       .12
----------------------------------------------------------------------------------------------------------
Based on market value                                   (4.70)%    12.87      9.19     11.70       .74
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                  .73%       .76       .74       .76       .75
----------------------------------------------------------------------------------------------------------
Net investment income                                    6.52%      6.62      6.82      6.97      6.92
----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of period (in thousands)           $131,340    130,895   128,234   127,844   120,689
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    15%        13        31         8        11
----------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year. Data for the period ended May 31, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Strategic Municipal Income Trust shareholders were asked to vote on three separate issues: election of the two members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, and approval of a new investment management agreement with Scudder Kemper Investments, Inc. The following are the results for each issue:

1) Election of Trustees


                                For       Withheld
   Daniel Pierce             8,699,307    149,351
   Edmond D. Villani         8,698,502    150,156

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

      For              Against                 Abstain
   8,734,012           31,041                  83,605

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

                                                   Broker
      For           Against       Abstain          Non-Votes
   8,114,529        110,703       165,923           457,502

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                        OFFICERS

DANIEL PIERCE                   MARK S. CASADY           ROBERT C. PECK, JR.
Chairman and Trustee            President                Vice President
JAMES E. AKINS                  PHILIP J. COLLORA        KATHRYN L. QUIRK
Trustee                         Vice President and       Vice President
ARTHUR R. GOTTSCHALK            Secretary                LINDA J. WONDRACK
Trustee                         JOHN R. HEBBLE           Vice President
FREDERICK T. KELSEY             Treasurer                MAUREEN E. KANE
Trustee                         DALE R. BURROW           Assistant Secretary
FRED B. RENWICK                 Vice President           CAROLINE PEARSON
Trustee                         JERARD K. HARTMAN        Assistant Secretary
JOHN B. TINGLEFF                Vice President           ELIZABETH C. WERTH
Trustee                         THOMAS W. LITTAUER       Assistant Secretary
EDMOND D. VILLANI               Vice President
Trustee                         ANN M. MCCREARY
JOHN G. WEITHERS                Vice President
Trustee                         CHRISTOPHER J. MIER
                                Vice President









 ..........................................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)


Printed on recycled paper in the U.S.A.
KSMIT - 3 (7/98) 1050220